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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):                 August 9, 2002
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)



     Delaware                       1-7182                      13-2740599
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  (State or Other                 (Commission                (I.R.S. Employer
  Jurisdiction of                 File Number)              Identification No.)
  Incorporation)



4 World Financial Center, New York, New York                            10080
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(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code:               (212) 449-1000
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)  Exhibits

     99(i) Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

     99(ii) Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.



Item 9.  Regulation FD Disclosure
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On August 9, 2002, Merrill Lynch & Co., Inc.'s Principal Executive Officer and
Principal Financial Officer submitted to the Securities and Exchange Commission statements under oath in accordance with Commission Order No. 4-460 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. Copies of these statements are attached as Exhibits 99(i) and 99(ii).

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                MERRILL LYNCH & CO., INC.
                                      ------------------------------------------
                                                     (Registrant)





                                      By:  /s/ Judith A. Witterschein
                                           -------------------------------------
                                               Judith A. Witterschein
                                               Corporate Secretary

Date: August 9, 2002




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                                  Exhibit Index
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Exhibit No.     Description
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99(i)           Statement Under Oath of Principal Executive Officer Regarding
                Facts and Circumstances Relating to Exchange Act Filings.

99(ii) Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.